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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 20, 2000



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                           IPALCO ENTERPRISES, INC.
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            (Exact name of registrant as specified in its charter)


         Indiana                         1-8644                 35-1575582
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)


                              One Monument Circle
                          Indianapolis, Indiana 46204

              (Address of principal executive offices) (Zip Code)

                                (317) 261-8261
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 7.  Exhibits.

Exhibit No.                     Exhibit

   99.1 Press Release dated October 20, 2000, announcing shareholder approval of the Agreement and Plan of Share Exchange


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on October 20, 2000.

                                        IPALCO ENTERPRISES, INC.


                                        By: /s/ Bryan G. Tabler
                                            -------------------------------
                                            Name:  Bryan G. Tabler
                                            Title: Vice President, Secretary
                                                   and General Counsel

Date: October 20, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                    Exhibit

   99.1 Press Release dated October 20, 2000, announcing shareholder approval of the Agreement and Plan of Share Exchange